Exhibit 99.2

Capital One Financial Corporation
Financial Supplement(1)(2)
Second Quarter 2022
__________
(1)The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation. Investors should refer to our Quarterly Report on Form 10-Q for the period ended June 30, 2022 once it is filed with the Securities and Exchange Commission.
(2)This Financial Supplement includes non-GAAP measures. We believe these non-GAAP measures are useful to investors and users of our financial information as they provide an alternate measurement of our performance and assist in assessing our capital adequacy and the level of return generated. These non-GAAP measures should not be viewed as a substitute for reported results determined in accordance with generally accepted accounting principles in the U.S. (“GAAP”), nor are they necessarily comparable to non-GAAP measures that may be presented by other companies.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 1: Financial Summary—Consolidated

						2022 Q2 vs.		Six Months Ended June 30,
(Dollars in millions, except per share data and as noted)	2022	2022	2021	2021	2021	2022	2021			2022 vs.
	Q2	Q1	Q4	Q3	Q2	Q1	Q2	2022	2021	2021
Income Statement
Net interest income	$6,517	$6,397	$6,450	$6,156	$5,743	2%	13%	$12,914	$11,565	12%
Non-interest income	1,715	1,776	1,668	1,674	1,631	(3)	5	3,491	2,922	19
Total net revenue(1)	8,232	8,173	8,118	7,830	7,374	1	12	16,405	14,487	13
Provision (benefit) for credit losses	1,085	677	381	(342)	(1,160)	60	**	1,762	(1,983)	**
Non-interest expense:
Marketing	1,003	918	999	751	620	9	62	1,921	1,121	71
Operating expense	3,580	3,633	3,679	3,435	3,346	(1)	7	7,213	6,585	10
Total non-interest expense	4,583	4,551	4,678	4,186	3,966	1	16	9,134	7,706	19
Income from continuing operations before income taxes	2,564	2,945	3,059	3,986	4,568	(13)	(44)	5,509	8,764	(37)
Income tax provision	533	542	633	882	1,031	(2)	(48)	1,075	1,900	(43)
Income from continuing operations, net of tax	2,031	2,403	2,426	3,104	3,537	(15)	(43)	4,434	6,864	(35)
Loss from discontinued operations, net of tax	—	—	(1)	—	(1)	—	**	—	(3)	**
Net income	2,031	2,403	2,425	3,104	3,536	(15)	(43)	4,434	6,861	(35)
Dividends and undistributed earnings allocated to participating securities(2)	(25)	(28)	(21)	(26)	(30)	(11)	(17)	(53)	(58)	(9)
Preferred stock dividends	(57)	(57)	(74)	(79)	(60)	—	(5)	(114)	(121)	(6)
Issuance cost for redeemed preferred stock(3)	—	—	(34)	(12)	—	—	—	—	—	—
Net income available to common stockholders	$1,949	$2,318	$2,296	$2,987	$3,446	(16)	(43)	$4,267	$6,682	(36)
Common Share Statistics
Basic earnings per common share:(2)
Net income from continuing operations	$4.98	$5.65	$5.43	$6.81	$7.65	(12)%	(35)%	$10.65	$14.70	(28)%
Net income per basic common share	$4.98	$5.65	$5.43	$6.81	$7.65	(12)	(35)	$10.65	$14.70	(28)
Diluted earnings per common share:(2)
Net income from continuing operations	$4.96	$5.62	$5.41	$6.78	$7.62	(12)%	(35)%	$10.61	$14.65	(28)%
Net income per diluted common share	$4.96	$5.62	$5.41	$6.78	$7.62	(12)	(35)	$10.61	$14.65	(28)
Weighted-average common shares outstanding (in millions):
Basic	391.2	410.4	422.5	438.8	450.6	(5)%	(13)%	400.8	454.6	(12)%
Diluted	392.6	412.2	424.3	440.5	452.3	(5)	(13)	402.3	456.2	(12)
Common shares outstanding (period-end, in millions)	383.8	399.0	413.9	430.4	446.1	(4)	(14)	383.8	446.1	(14)
Dividends declared and paid per common share	$0.60	$0.60	$0.60	$1.20	$0.40	—	50	$1.20	$0.80	50
Tangible book value per common share (period-end)(4)	87.84	91.77	99.74	99.60	97.20	(4)	(10)	87.84	97.20	(10)

						2022 Q2 vs.		Six Months Ended June 30,
(Dollars in millions)	2022	2022	2021	2021	2021	2022	2021			2022 vs.
	Q2	Q1	Q4	Q3	Q2	Q1	Q2	2022	2021	2021
Balance Sheet (Period-End)
Loans held for investment	$296,384	$280,466	$277,340	$261,390	$249,597	6%	19%	$296,384	$249,597	19%
Interest-earning assets	406,565	398,241	397,341	387,208	387,295	2	5	406,565	387,295	5
Total assets	440,288	434,195	432,381	425,377	423,420	1	4	440,288	423,420	4
Interest-bearing deposits	270,881	275,648	272,937	269,134	271,314	(2)	—	270,881	271,314	—
Total deposits	307,885	313,429	310,980	305,938	306,308	(2)	1	307,885	306,308	1
Borrowings	58,938	45,358	43,086	37,501	36,343	30	62	58,938	36,343	62
Common equity	48,564	51,499	56,184	57,632	58,136	(6)	(16)	48,564	58,136	(16)
Total stockholders’ equity	53,410	56,345	61,029	63,544	64,624	(5)	(17)	53,410	64,624	(17)
Balance Sheet (Average Balances)
Loans held for investment	$286,110	$275,342	$267,159	$253,101	$246,463	4%	16%	$280,756	$245,207	14%
Interest-earning assets	398,934	394,082	390,868	387,766	390,129	1	2	396,521	389,355	2
Total assets	435,327	430,372	427,845	424,506	424,099	1	3	432,806	422,959	2
Interest-bearing deposits	268,104	271,823	269,951	269,278	273,476	(1)	(2)	269,953	273,417	(1)
Total deposits	305,954	309,597	307,272	305,035	308,217	(1)	(1)	307,765	306,645	—
Borrowings	53,208	42,277	39,943	37,464	37,054	26	44	47,773	38,475	24
Common equity	49,319	54,591	56,946	58,230	56,885	(10)	(13)	51,940	56,333	(8)
Total stockholders’ equity	54,165	59,437	62,498	64,682	62,376	(9)	(13)	56,786	61,504	(8)

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 2: Selected Metrics—Consolidated

						2022 Q2 vs.				Six Months Ended June 30,
(Dollars in millions, except as noted)	2022	2022	2021	2021	2021	2022		2021				2022 vs.
	Q2	Q1	Q4	Q3	Q2	Q1		Q2		2022	2021	2021
Performance Metrics
Net interest income growth (period over period)	2%	(1)%	5%	7%	(1)%	**		**		12%	1%	**
Non-interest income growth (period over period)	(3)	6	—	3	26	**		**		19	26	**
Total net revenue growth (period over period)	1	1	4	6	4	**		**		13	5	**
Total net revenue margin(5)	8.25	8.30	8.31	8.08	7.56	(5)	bps	69	bps	8.27	7.44	83	bps
Net interest margin(6)	6.54	6.49	6.60	6.35	5.89	5		65		6.51	5.94	57
Return on average assets	1.87	2.23	2.27	2.92	3.34	(36)		(147)		2.05	3.25	(120)
Return on average tangible assets(7)	1.93	2.31	2.35	3.03	3.46	(38)		(153)		2.12	3.36	(124)
Return on average common equity(8)	15.81	16.98	16.13	20.52	24.24	(117)		(8)%		16.43	23.73	(7)%
Return on average tangible common equity(9)	22.63	23.36	21.82	27.50	32.75	(73)		(10)		23.03	32.19	(9)
Non-interest expense as a percentage of average loans held for investment	6.41	6.61	7.00	6.62	6.44	(20)		(3)	bps	6.51	6.29	22	bps
Efficiency ratio(10)	55.67	55.68	57.63	53.46	53.78	(1)		189		55.68	53.19	249
Operating efficiency ratio(11)	43.49	44.45	45.32	43.87	45.38	(96)		(189)		43.97	45.45	(148)
Effective income tax rate for continuing operations	20.8	18.4	20.7	22.1	22.6	240		(180)		19.5	21.7	(220)
Employees (period-end, in thousands)	53.6	51.5	50.8	50.8	52.0	4%		3%		53.6	52.0	3%
Credit Quality Metrics
Allowance for credit losses	$11,491	$11,308	$11,430	$11,573	$12,346	2%		(7)%		$11,491	$12,346	(7)%
Allowance coverage ratio	3.88%	4.03%	4.12%	4.43%	4.95%	(15)	bps	(107)	bps	3.88%	4.95%	(107)	bps
Net charge-offs	$845	$767	$527	$426	$541	10%		56%		$1,612	$1,281	26%
Net charge-off rate(12)	1.18%	1.11%	0.79%	0.67%	0.88%	7	bps	30	bps	1.15%	1.04%	11	bps
30+ day performing delinquency rate	2.36	2.08	2.25	1.97	1.75	28		61		2.36	1.75	61
30+ day delinquency rate	2.54	2.21	2.41	2.13	1.89	33		65		2.54	1.89	65
Capital Ratios(13)
Common equity Tier 1 capital	12.1%	12.7%	13.1%	13.8%	14.5%	(60)	bps	(240)	bps	12.1%	14.5%	(240)	bps
Tier 1 capital	13.5	14.1	14.5	15.7	16.6	(60)		(310)		13.5	16.6	(310)
Total capital	15.7	16.4	16.9	18.2	18.8	(70)		(310)		15.7	18.8	(310)
Tier 1 leverage	11.1	11.3	11.6	12.2	12.4	(20)		(130)		11.1	12.4	(130)
Tangible common equity (“TCE”)(14)	7.9	8.7	9.9	10.4	10.6	(80)		(270)		7.9	10.6	(270)

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 3: Consolidated Statements of Income

						2022 Q2 vs.		Six Months Ended June 30,
(Dollars in millions, except as noted)	2022	2022	2021	2021	2021	2022	2021			2022 vs.
	Q2	Q1	Q4	Q3	Q2	Q1	Q2	2022	2021	2021
Interest income:
Loans, including loans held for sale	$6,605	$6,367	$6,451	$6,205	$5,753	4%	15%	$12,972	$11,607	12%
Investment securities	435	402	368	317	370	8	18	837	761	10
Other	55	15	12	16	16	**	**	70	32	119
Total interest income	7,095	6,784	6,831	6,538	6,139	5	16	13,879	12,400	12
Interest expense:
Deposits	293	218	222	228	237	34	24	511	506	1
Securitized debt obligations	65	29	30	29	28	124	132	94	60	57
Senior and subordinated notes	194	131	121	116	122	48	59	325	251	29
Other borrowings	26	9	8	9	9	189	189	35	18	94
Total interest expense	578	387	381	382	396	49	46	965	835	16
Net interest income	6,517	6,397	6,450	6,156	5,743	2	13	12,914	11,565	12
Provision (benefit) for credit losses	1,085	677	381	(342)	(1,160)	60	**	1,762	(1,983)	**
Net interest income after provision for credit losses	5,432	5,720	6,069	6,498	6,903	(5)	(21)	11,152	13,548	(18)
Non-interest income:
Interchange fees, net	1,201	1,033	1,005	1,022	1,016	16	18	2,234	1,833	22
Service charges and other customer-related fees	415	400	435	407	384	4	8	815	736	11
Other	99	343	228	245	231	(71)	(57)	442	353	25
Total non-interest income	1,715	1,776	1,668	1,674	1,631	(3)	5	3,491	2,922	19
Non-interest expense:
Salaries and associate benefits	1,946	2,026	1,941	1,852	1,781	(4)	9	3,972	3,628	9
Occupancy and equipment	481	513	527	481	523	(6)	(8)	994	995	—
Marketing	1,003	918	999	751	620	9	62	1,921	1,121	71
Professional services	458	397	449	358	341	15	34	855	633	35
Communications and data processing	339	339	326	319	315	—	8	678	617	10
Amortization of intangibles	14	14	13	5	5	—	180	28	11	155
Other	342	344	423	420	381	(1)	(10)	686	701	(2)
Total non-interest expense	4,583	4,551	4,678	4,186	3,966	1	16	9,134	7,706	19
Income from continuing operations before income taxes	2,564	2,945	3,059	3,986	4,568	(13)	(44)	5,509	8,764	(37)
Income tax provision	533	542	633	882	1,031	(2)	(48)	1,075	1,900	(43)
Income from continuing operations, net of tax	2,031	2,403	2,426	3,104	3,537	(15)	(43)	4,434	6,864	(35)
Loss from discontinued operations, net of tax	—	—	(1)	—	(1)	—	**	—	(3)	**
Net income	2,031	2,403	2,425	3,104	3,536	(15)	(43)	4,434	6,861	(35)
Dividends and undistributed earnings allocated to participating securities(2)	(25)	(28)	(21)	(26)	(30)	(11)	(17)	(53)	(58)	(9)
Preferred stock dividends	(57)	(57)	(74)	(79)	(60)	—	(5)	(114)	(121)	(6)
Issuance cost for redeemed preferred stock(3)	—	—	(34)	(12)	—	—	—	—	—	—
Net income available to common stockholders	$1,949	$2,318	$2,296	$2,987	$3,446	(16)	(43)	$4,267	$6,682	(36)

						2022 Q2 vs.		Six Months Ended June 30,
	2022	2022	2021	2021	2021	2022	2021			2022 vs.
	Q2	Q1	Q4	Q3	Q2	Q1	Q2	2022	2021	2021
Basic earnings per common share:(2)
Net income from continuing operations	$4.98	$5.65	$5.43	$6.81	$7.65	(12)%	(35)%	$10.65	$14.70	(28)%
Net income per basic common share	$4.98	$5.65	$5.43	$6.81	$7.65	(12)	(35)	$10.65	$14.70	(28)
Diluted earnings per common share:(2)
Net income from continuing operations	$4.96	$5.62	$5.41	$6.78	$7.62	(12)	(35)	$10.61	$14.65	(28)
Net income per diluted common share	$4.96	$5.62	$5.41	$6.78	$7.62	(12)	(35)	$10.61	$14.65	(28)
Weighted-average common shares outstanding (in millions):
Basic common shares	391.2	410.4	422.5	438.8	450.6	(5)	(13)	400.8	454.6	(12)
Diluted common shares	392.6	412.2	424.3	440.5	452.3	(5)	(13)	402.3	456.2	(12)

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 4: Consolidated Balance Sheets

						2022 Q2 vs.
	2022	2022	2021	2021	2021	2022	2021
(Dollars in millions)	Q2	Q1	Q4	Q3	Q2	Q1	Q2
Assets:
Cash and cash equivalents:
Cash and due from banks	$4,825	$5,107	$4,164	$5,444	$5,312	(6)%	(9)%
Interest-bearing deposits and other short-term investments	16,728	21,697	17,582	21,180	29,534	(23)	(43)
Total cash and cash equivalents	21,553	26,804	21,746	26,624	34,846	(20)	(38)
Restricted cash for securitization investors	697	281	308	234	242	148	188
Securities available for sale	83,022	89,076	95,261	98,149	101,766	(7)	(18)
Loans held for investment:
Unsecuritized loans held for investment	271,339	257,505	252,468	238,475	226,130	5	20
Loans held in consolidated trusts	25,045	22,961	24,872	22,915	23,467	9	7
Total loans held for investment	296,384	280,466	277,340	261,390	249,597	6	19
Allowance for credit losses	(11,491)	(11,308)	(11,430)	(11,573)	(12,346)	2	(7)
Net loans held for investment	284,893	269,158	265,910	249,817	237,251	6	20
Loans held for sale	875	1,155	5,888	6,300	6,522	(24)	(87)
Premises and equipment, net	4,238	4,238	4,210	4,204	4,227	—	—
Interest receivable	1,611	1,479	1,460	1,418	1,372	9	17
Goodwill	14,778	14,784	14,782	14,652	14,654	—	1
Other assets	28,621	27,220	22,816	23,979	22,540	5	27
Total assets	$440,288	$434,195	$432,381	$425,377	$423,420	1	4

						2022 Q2 vs.
	2022	2022	2021	2021	2021	2022	2021
(Dollars in millions)	Q2	Q1	Q4	Q3	Q2	Q1	Q2
Liabilities:
Interest payable	$333	$261	$281	$241	$301	28%	11%
Deposits:
Non-interest-bearing deposits	37,004	37,781	38,043	36,804	34,994	(2)	6
Interest-bearing deposits	270,881	275,648	272,937	269,134	271,314	(2)	—
Total deposits	307,885	313,429	310,980	305,938	306,308	(2)	1
Securitized debt obligations	17,466	13,740	14,994	12,635	10,561	27	65
Other debt:
Federal funds purchased and securities loaned or sold under agreements to repurchase	440	594	820	825	845	(26)	(48)
Senior and subordinated notes	30,489	26,976	27,219	23,983	24,878	13	23
Other borrowings	10,543	4,048	53	58	59	160	**
Total other debt	41,472	31,618	28,092	24,866	25,782	31	61
Other liabilities	19,722	18,802	17,005	18,153	15,844	5	24
Total liabilities	386,878	377,850	371,352	361,833	358,796	2	8

Stockholders’ equity:
Preferred stock	0	0	0	0	0	—	—
Common stock	7	7	7	7	7	—	—
Additional paid-in capital, net	34,425	34,286	34,112	35,051	35,472	—	(3)
Retained earnings	54,836	53,099	51,006	48,944	46,461	3	18
Accumulated other comprehensive income (loss)	(6,916)	(4,093)	374	1,360	1,792	69	**
Treasury stock, at cost	(28,942)	(26,954)	(24,470)	(21,818)	(19,108)	7	51
Total stockholders’ equity	53,410	56,345	61,029	63,544	64,624	(5)	(17)
Total liabilities and stockholders’ equity	$440,288	$434,195	$432,381	$425,377	$423,420	1	4

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 5: Notes to Financial Summary, Selected Metrics and Consolidated Financial Statements (Tables 1—4)

(1)Total net revenue was reduced by $211 million in Q2 2022, $192 million in Q1 2022, $151 million in Q4 2021, $123 million in Q3 2021 and $175 million in Q2 2021 for credit card finance charges and fees charged-off as uncollectible.
(2)Dividends and undistributed earnings allocated to participating securities and earnings per share are computed independently for each period. Accordingly, the sum of each quarterly amount may not agree to the year-to-date total. We also provide adjusted diluted earnings per share, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.
(3)On September 1, 2021, we redeemed all outstanding shares of our fixed-to-floating rate non-cumulative perpetual preferred stock Series E, which reduced our net income available to common shareholders by $12 million in Q3 2021. On December 1, 2021, we redeemed all outstanding shares of our fixed rate 5.20% non-cumulative perpetual preferred stock Series G and our fixed rate 6.00% non-cumulative perpetual preferred stock Series H, which together reduced our net income available to common shareholders by $34 million in Q4 2021.
(4)Tangible book value per common share is a non-GAAP measure calculated based on TCE divided by common shares outstanding. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
(5)Total net revenue margin is calculated based on annualized total net revenue for the period divided by average interest-earning assets for the period.
(6)Net interest margin is calculated based on annualized net interest income for the period divided by average interest-earning assets for the period.
(7)Return on average tangible assets is a non-GAAP measure calculated based on annualized income (loss) from continuing operations, net of tax, for the period divided by average tangible assets for the period. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
(8)Return on average common equity is calculated based on annualized net income (loss) available to common stockholders less annualized income (loss) from discontinued operations, net of tax, for the period, divided by average common equity. Our calculation of return on average common equity may not be comparable to similarly-titled measures reported by other companies.
(9)Return on average tangible common equity is a non-GAAP measure calculated based on annualized net income (loss) available to common stockholders less annualized income (loss) from discontinued operations, net of tax, for the period, divided by average TCE. Our calculation of return on average TCE may not be comparable to similarly-titled measures reported by other companies. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
(10)Efficiency ratio is calculated based on total non-interest expense for the period divided by total net revenue for the period. We also provide an adjusted efficiency ratio, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.
(11)Operating efficiency ratio is calculated based on operating expense for the period divided by total net revenue for the period. We also provide an adjusted operating efficiency ratio, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.
(12)Net charge-off rate is calculated based on annualized net charge-offs for the period divided by average loans held for investment for the period.
(13)Capital ratios as of the end of Q2 2022 are preliminary and therefore subject to change. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for information on the calculation of each of these ratios.
(14)TCE ratio is a non-GAAP measure calculated based on TCE divided by tangible assets. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
**    Not meaningful.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 6: Average Balances, Net Interest Income and Net Interest Margin

	2022 Q2			2022 Q1			2021 Q2
(Dollars in millions, except as noted)	Average Balance	Interest Income/ Expense	Yield/Rate(1)	Average Balance	Interest Income/ Expense	Yield/Rate	Average Balance	Interest Income/ Expense	Yield/Rate
Interest-earning assets:
Loans, including loans held for sale	$287,134	$6,605	9.20%	$279,022	$6,367	9.13%	$249,280	$5,753	9.23%
Investment securities	92,062	435	1.89	94,700	402	1.70	100,071	370	1.48
Cash equivalents and other	19,738	55	1.10	20,360	15	0.29	40,778	16	0.16
Total interest-earning assets	$398,934	$7,095	7.11	$394,082	$6,784	6.89	$390,129	$6,139	6.29
Interest-bearing liabilities:
Interest-bearing deposits	$268,104	$293	0.44	$271,823	$218	0.32	$273,476	$237	0.35
Securitized debt obligations	15,041	65	1.73	13,740	29	0.84	10,890	28	1.03
Senior and subordinated notes	28,919	194	2.68	26,481	131	1.98	25,487	122	1.92
Other borrowings and liabilities	10,922	26	0.98	3,633	9	1.00	2,198	9	1.67
Total interest-bearing liabilities	$322,986	$578	0.72	$315,677	$387	0.49	$312,051	$396	0.50
Net interest income/spread		$6,517	6.40		$6,397	6.40		$5,743	5.79
Impact of non-interest-bearing funding			0.14			0.09			0.10
Net interest margin			6.54%			6.49%			5.89%

	Six Months Ended June 30,
	2022			2021
(Dollars in millions, except as noted)	Average Balance	Interest Income/ Expense	Yield/Rate(1)	Average Balance	Interest Income/ Expense	Yield/Rate
Interest-earning assets:
Loans, including loans held for sale	$283,100	$12,972	9.16%	$247,984	$11,607	9.36%
Investment securities	93,374	837	1.79	99,189	761	1.53
Cash equivalents and other	20,047	70	0.69	42,182	32	0.15
Total interest-earning assets	$396,521	$13,879	7.00	$389,355	$12,400	6.37
Interest-bearing liabilities:
Interest-bearing deposits	$269,953	$511	0.38	$273,417	$506	0.37
Securitized debt obligations	14,394	94	1.31	11,561	60	1.04
Senior and subordinated notes	27,707	325	2.34	26,223	251	1.92
Other borrowings and liabilities	7,298	35	0.98	2,205	18	1.65
Total interest-bearing liabilities	$319,352	$965	0.60	$313,406	$835	0.53
Net interest income/spread		$12,914	6.40		$11,565	5.84
Impact of non-interest-bearing funding			0.11			0.10
Net interest margin			6.51%			5.94%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 7: Loan Information and Performance Statistics

						2022 Q2 vs.		Six Months Ended June 30,
	2022	2022	2021	2021	2021	2022	2021	2022	2021	2022 vs. 2021
(Dollars in millions, except as noted)	Q2	Q1	Q4	Q3	Q2	Q1	Q2
Loans Held for Investment (Period-End)
Credit card:
Domestic credit card	$115,004	$107,987	$108,723	$99,258	$95,309	6%	21%	$115,004	$95,309	21%
International card businesses	5,876	5,975	6,049	5,772	5,708	(2)	3	5,876	5,708	3
Total credit card	120,880	113,962	114,772	105,030	101,017	6	20	120,880	101,017	20
Consumer banking:
Auto	79,926	78,604	75,779	74,716	71,713	2	11	79,926	71,713	11
Retail banking	1,605	1,726	1,867	2,396	3,046	(7)	(47)	1,605	3,046	(47)
Total consumer banking	81,531	80,330	77,646	77,112	74,759	1	9	81,531	74,759	9
Commercial banking:
Commercial and multifamily real estate	37,845	34,354	35,262	33,096	29,616	10	28	37,845	29,616	28
Commercial and industrial	56,128	51,820	49,660	46,152	44,205	8	27	56,128	44,205	27
Total commercial banking	93,973	86,174	84,922	79,248	73,821	9	27	93,973	73,821	27
Total loans held for investment	$296,384	$280,466	$277,340	$261,390	$249,597	6	19	$296,384	$249,597	19
Loans Held for Investment (Average)
Credit card:
Domestic credit card	$109,962	$105,536	$102,717	$96,309	$91,535	4%	20%	$107,761	$92,062	17%
International card businesses	5,873	5,944	5,871	5,737	8,139	(1)	(28)	5,909	8,040	(27)
Total credit card	115,835	111,480	108,588	102,046	99,674	4	16	113,670	100,102	14
Consumer banking:
Auto	79,313	76,892	75,284	73,296	69,543	3	14	78,109	67,873	15
Retail banking	1,668	1,797	2,160	2,700	3,162	(7)	(47)	1,732	3,106	(44)
Total consumer banking	80,981	78,689	77,444	75,996	72,705	3	11	79,841	70,979	12
Commercial banking:
Commercial and multifamily real estate	35,754	34,671	33,591	30,314	30,124	3	19	35,215	29,991	17
Commercial and industrial	53,540	50,502	47,536	44,745	43,960	6	22	52,030	44,135	18
Total commercial banking	89,294	85,173	81,127	75,059	74,084	5	21	87,245	74,126	18
Total average loans held for investment	$286,110	$275,342	$267,159	$253,101	$246,463	4	16	$280,756	$245,207	14

						2022 Q2 vs.				Six Months Ended June 30,
	2022	2022	2021	2021	2021	2022		2021		2022	2021	2022 vs. 2021
	Q2	Q1	Q4	Q3	Q2	Q1		Q2
Net Charge-Off (Recovery) Rates
Credit card:
Domestic credit card	2.26%	2.12%	1.49%	1.36%	2.28%	14	bps	(2)	bps	2.19%	2.41%	(22)	bps
International card businesses	3.82	3.20	0.14	2.72	2.41	62		141		3.51	2.36	115
Total credit card	2.34	2.18	1.42	1.43	2.29	16		5		2.26	2.41	(15)
Consumer banking:
Auto	0.61	0.66	0.58	0.18	(0.12)	(5)		73		0.63	0.17	46
Retail banking	3.62	4.31	6.69	2.45	1.41	(69)		221		3.98	1.54	244
Total consumer banking	0.67	0.75	0.75	0.27	(0.06)	(8)		73		0.71	0.23	48
Commercial banking:
Commercial and multifamily real estate	(0.08)	—	—	0.01	0.04	(8)		(12)		(0.04)	0.05	(9)
Commercial and industrial	0.29	0.11	(0.03)	0.07	(0.21)	18		50		0.20	(0.05)	25
Total commercial banking	0.14	0.06	(0.02)	0.05	(0.11)	8		25		0.10	(0.01)	11
Total net charge-offs	1.18	1.11	0.79	0.67	0.88	7		30		1.15	1.04	11
30+ Day Performing Delinquency Rates
Credit card:
Domestic credit card	2.35%	2.32%	2.22%	1.93%	1.68%	3	bps	67	bps	2.35%	1.68%	67	bps
International card businesses	3.67	3.58	3.42	3.27	2.89	9		78		3.67	2.89	78
Total credit card	2.42	2.38	2.28	2.00	1.75	4		67		2.42	1.75	67
Consumer banking:
Auto	4.47	3.85	4.32	3.65	3.26	62		121		4.47	3.26	121
Retail banking	0.67	0.74	1.92	1.15	0.79	(7)		(12)		0.67	0.79	(12)
Total consumer banking	4.39	3.78	4.26	3.58	3.16	61		123		4.39	3.16	123
Nonperforming Loans and Nonperforming Assets Rates(2)(3)
Credit card:
International card businesses	0.13%	0.14%	0.16%	0.16%	0.20%	(1)	bps	(7)	bps	0.13%	0.20%	(7)	bps
Total credit card	0.01	0.01	0.01	0.01	0.01	—		—		0.01	0.01	—
Consumer banking:
Auto	0.50	0.41	0.45	0.36	0.29	9		21		0.50	0.29	21
Retail banking	2.61	2.63	2.51	2.20	1.75	(2)		86		2.61	1.75	86
Total consumer banking	0.54	0.46	0.50	0.42	0.35	8		19		0.54	0.35	19
Commercial banking:
Commercial and multifamily real estate	0.78	0.98	1.09	0.87	1.02	(20)		(24)		0.78	1.02	(24)
Commercial and industrial	0.64	0.69	0.64	0.68	1.03	(5)		(39)		0.64	1.03	(39)
Total commercial banking	0.70	0.81	0.82	0.76	1.03	(11)		(33)		0.70	1.03	(33)
Total nonperforming loans	0.37	0.38	0.40	0.35	0.41	(1)		(4)		0.37	0.41	(4)
Total nonperforming assets	0.39	0.40	0.41	0.37	0.43	(1)		(4)		0.39	0.43	(4)

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 8: Allowance for Credit Losses and Reserve for Unfunded Lending Commitments Activity

	Three Months Ended June 30, 2022
	Credit Card			Consumer Banking
(Dollars in millions)	Domestic Card	International Card Businesses	Total Credit Card	Auto	Retail Banking	Total Consumer Banking	Commercial Banking	Total
Allowance for credit losses:
Balance as of March 31, 2022	$7,968	$312	$8,280	$1,852	$50	$1,902	$1,126	$11,308
Charge-offs	(920)	(89)	(1,009)	(311)	(20)	(331)	(43)	(1,383)
Recoveries	298	33	331	190	5	195	12	538
Net charge-offs	(622)	(56)	(678)	(121)	(15)	(136)	(31)	(845)
Provision for credit losses	494	87	581	268	13	281	183	1,045
Allowance build (release) for credit losses	(128)	31	(97)	147	(2)	145	152	200
Other changes(4)	—	(17)	(17)	—	—	—	—	(17)
Balance as of June 30, 2022	7,840	326	8,166	1,999	48	2,047	1,278	11,491
Reserve for unfunded lending commitments:
Balance as of March 31, 2022	—	—	—	—	—	—	200	200
Provision for losses on unfunded lending commitments	—	—	—	—	—	—	39	39
Balance as of June 30, 2022	—	—	—	—	—	—	239	239
Combined allowance and reserve as of June 30, 2022	$7,840	$326	$8,166	$1,999	$48	$2,047	$1,517	$11,730

	Six Months Ended June 30, 2022
	Credit Card			Consumer Banking
(Dollars in millions)	Domestic Card	International Card Businesses	Total Credit Card	Auto	Retail Banking	Total Consumer Banking	Commercial Banking	Total
Allowance for credit losses:
Balance as of December 31, 2021	$7,968	$377	$8,345	$1,852	$66	$1,918	$1,167	$11,430
Charge-offs	(1,787)	(177)	(1,964)	(637)	(43)	(680)	(60)	(2,704)
Recoveries	606	73	679	389	9	398	15	1,092
Net charge-offs	(1,181)	(104)	(1,285)	(248)	(34)	(282)	(45)	(1,612)
Provision for credit losses	1,053	73	1,126	395	16	411	156	1,693
Allowance build (release) for credit losses	(128)	(31)	(159)	147	(18)	129	111	81
Other changes(4)	—	(20)	(20)	—	—	—	—	(20)
Balance as of June 30, 2022	7,840	326	8,166	1,999	48	2,047	1,278	11,491
Reserve for unfunded lending commitments:
Balance as of December 31, 2021	—	—	—	—	—	—	165	165
Provision for losses on unfunded lending commitments	—	—	—	—	—	—	74	74
Balance as of June 30, 2022	—	—	—	—	—	—	239	239
Combined allowance and reserve as of June 30, 2022	$7,840	$326	$8,166	$1,999	$48	$2,047	$1,517	$11,730

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 9: Financial Summary—Business Segment Results

	Three Months Ended June 30, 2022					Six Months Ended June 30, 2022
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(5)	Other(5)	Total	Credit Card	Consumer Banking	Commercial Banking(5)	Other(5)	Total
Net interest income (loss)	$3,899	$2,147	$635	$(164)	$6,517	$7,738	$4,260	$1,242	$(326)	$12,914
Non-interest income (loss)	1,410	96	272	(63)	1,715	2,868	201	549	(127)	3,491
Total net revenue (loss)	5,309	2,243	907	(227)	8,232	10,606	4,461	1,791	(453)	16,405
Provision (benefit) for credit losses	581	281	222	1	1,085	1,126	411	230	(5)	1,762
Non-interest expense	2,771	1,286	485	41	4,583	5,554	2,522	973	85	9,134
Income (loss) from continuing operations before income taxes	1,957	676	200	(269)	2,564	3,926	1,528	588	(533)	5,509
Income tax provision (benefit)	466	160	48	(141)	533	935	362	140	(362)	1,075
Income (loss) from continuing operations, net of tax	$1,491	$516	$152	$(128)	$2,031	$2,991	$1,166	$448	$(171)	$4,434

	Three Months Ended March 31, 2022
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(5)	Other(5)	Total
Net interest income (loss)	$3,839	$2,113	$607	$(162)	$6,397
Non-interest income (loss)	1,458	105	277	(64)	1,776
Total net revenue (loss)	5,297	2,218	884	(226)	8,173
Provision (benefit) for credit losses	545	130	8	(6)	677
Non-interest expense	2,783	1,236	488	44	4,551
Income (loss) from continuing operations before income taxes	1,969	852	388	(264)	2,945
Income tax provision (benefit)	469	202	92	(221)	542
Income (loss) from continuing operations, net of tax	$1,500	$650	$296	$(43)	$2,403

	Three Months Ended June 30, 2021					Six Months Ended June 30, 2021
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(5)	Other(5)	Total	Credit Card	Consumer Banking	Commercial Banking(5)	Other(5)	Total
Net interest income (loss)	$3,217	$2,101	$460	$(35)	$5,743	$6,589	$4,131	$980	$(135)	$11,565
Non-interest income (loss)	1,253	144	257	(23)	1,631	2,282	285	497	(142)	2,922
Total net revenue (loss)	4,470	2,245	717	(58)	7,374	8,871	4,416	1,477	(277)	14,487
Provision (benefit) for credit losses	(635)	(306)	(219)	—	(1,160)	(1,127)	(432)	(422)	(2)	(1,983)
Non-interest expense	2,263	1,123	417	163	3,966	4,398	2,240	836	232	7,706
Income (loss) from continuing operations before income taxes	2,842	1,428	519	(221)	4,568	5,600	2,608	1,063	(507)	8,764
Income tax provision (benefit)	672	337	123	(101)	1,031	1,325	615	251	(291)	1,900
Income (loss) from continuing operations, net of tax	$2,170	$1,091	$396	$(120)	$3,537	$4,275	$1,993	$812	$(216)	$6,864

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 10: Financial & Statistical Summary—Credit Card Business

						2022 Q2 vs.				Six Months Ended June 30,
	2022	2022	2021	2021	2021	2022		2021				2022 vs.
(Dollars in millions, except as noted)	Q2	Q1	Q4	Q3	Q2	Q1		Q2		2022	2021	2021
Credit Card
Earnings:
Net interest income	$3,899	$3,839	$3,865	$3,620	$3,217	2%		21%		$7,738	$6,589	17%
Non-interest income	1,410	1,458	1,261	1,263	1,253	(3)		13		2,868	2,282	26
Total net revenue	5,309	5,297	5,126	4,883	4,470	—		19		10,606	8,871	20
Provision (benefit) for credit losses	581	545	423	(198)	(635)	7		**		1,126	(1,127)	**
Non-interest expense	2,771	2,783	2,799	2,424	2,263	—		22		5,554	4,398	26
Income from continuing operations before income taxes	1,957	1,969	1,904	2,657	2,842	(1)		(31)		3,926	5,600	(30)
Income tax provision	466	469	451	627	672	(1)		(31)		935	1,325	(29)
Income from continuing operations, net of tax	$1,491	$1,500	$1,453	$2,030	$2,170	(1)		(31)		$2,991	$4,275	(30)
Selected performance metrics:
Period-end loans held for investment	$120,880	$113,962	$114,772	$105,030	$101,017	6		20		$120,880	$101,017	20
Average loans held for investment	115,835	111,480	108,588	102,046	99,674	4		16		113,670	100,102	14
Average yield on loans outstanding(1)	15.24%	14.97%	14.94%	14.88%	14.04%	27	bps	120	bps	15.11%	14.26%	85	bps
Total net revenue margin(6)	18.33	18.56	18.11	18.33	17.59	(23)		74		18.44	17.38	106
Net charge-off rate	2.34	2.18	1.42	1.43	2.29	16		5		2.26	2.41	(15)
30+ day performing delinquency rate	2.42	2.38	2.28	2.00	1.75	4		67		2.42	1.75	67
30+ day delinquency rate	2.42	2.39	2.29	2.00	1.75	3		67		2.42	1.75	67
Nonperforming loan rate(2)	0.01	0.01	0.01	0.01	0.01	—		—		0.01	0.01	—
Purchase volume(7)	$148,491	$133,662	$149,982	$136,614	$132,676	11%		12%		$282,153	$241,009	17%

						2022 Q2 vs.				Six Months Ended June 30,
	2022	2022	2021	2021	2021	2022		2021				2022 vs.
(Dollars in millions, except as noted)	Q2	Q1	Q4	Q3	Q2	Q1		Q2		2022	2021	2021
Domestic Card
Earnings:
Net interest income	$3,651	$3,620	$3,558	$3,319	$2,944	1%		24%		$7,271	$6,039	20%
Non-interest income	1,340	1,248	1,190	1,200	1,183	7		13		2,588	2,142	21
Total net revenue	4,991	4,868	4,748	4,519	4,127	3		21		9,859	8,181	21
Provision (benefit) for credit losses	494	559	384	(200)	(561)	(12)		**		1,053	(1,052)	**
Non-interest expense	2,594	2,564	2,564	2,191	2,034	1		28		5,158	3,957	30
Income from continuing operations before income taxes	1,903	1,745	1,800	2,528	2,654	9		(28)		3,648	5,276	(31)
Income tax provision	450	414	424	597	626	9		(28)		864	1,245	(31)
Income from continuing operations, net of tax	$1,453	$1,331	$1,376	$1,931	$2,028	9		(28)		$2,784	$4,031	(31)
Selected performance metrics:
Period-end loans held for investment	$115,004	$107,987	$108,723	$99,258	$95,309	6		21		$115,004	$95,309	21
Average loans held for investment	109,962	105,536	102,717	96,309	91,535	4		20		107,761	92,062	17
Average yield on loans outstanding(1)	15.03%	14.82%	14.86%	14.80%	13.91%	21	bps	112	bps	14.92%	14.13%	79	bps
Total net revenue margin(6)	18.16	18.28	18.14	18.40	17.66	(12)		50		18.21	17.40	81
Net charge-off rate	2.26	2.12	1.49	1.36	2.28	14		(2)		2.19	2.41	(22)
30+ day performing delinquency rate	2.35	2.32	2.22	1.93	1.68	3		67		2.35	1.68	67
Purchase volume(7)	$144,668	$126,284	$138,825	$126,057	$122,456	15%		18%		$270,952	$222,416	22%
Refreshed FICO scores:(8)
Greater than 660	70%	70%	71%	71%	72%	—		(2)		70%	72%	(2)
660 or below	30	30	29	29	28	—		2		30	28	2
Total	100%	100%	100%	100%	100%					100%	100%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 11: Financial & Statistical Summary—Consumer Banking Business

						2022 Q2 vs.				Six Months Ended June 30,
	2022	2022	2021	2021	2021	2022		2021				2022 vs.
(Dollars in millions, except as noted)	Q2	Q1	Q4	Q3	Q2	Q1		Q2		2022	2021	2021
Consumer Banking
Earnings:
Net interest income	$2,147	$2,113	$2,158	$2,159	$2,101	2%		2%		$4,260	$4,131	3%
Non-interest income	96	105	142	127	144	(9)		(33)		201	285	(29)
Total net revenue	2,243	2,218	2,300	2,286	2,245	1		—		4,461	4,416	1
Provision (benefit) for credit losses	281	130	2	(91)	(306)	116		**		411	(432)	**
Non-interest expense	1,286	1,236	1,285	1,186	1,123	4		15		2,522	2,240	13
Income from continuing operations before income taxes	676	852	1,013	1,191	1,428	(21)		(53)		1,528	2,608	(41)
Income tax provision	160	202	239	282	337	(21)		(53)		362	615	(41)
Income from continuing operations, net of tax	$516	$650	$774	$909	$1,091	(21)		(53)		$1,166	$1,993	(41)
Selected performance metrics:
Period-end loans held for investment	$81,531	$80,330	$77,646	$77,112	$74,759	1		9		$81,531	$74,759	9
Average loans held for investment	80,981	78,689	77,444	75,996	72,705	3		11		79,841	70,979	12
Average yield on loans held for investment(1)	7.08%	7.17%	7.55%	7.78%	7.99%	(9)	bps	(91)	bps	7.13%	8.07%	(94)	bps
Auto loan originations	$10,328	$11,713	$9,721	$11,570	$12,959	(12)%		(20)%		$22,041	$21,792	1%
Period-end deposits	255,904	258,359	256,407	252,387	251,155	(1)		2		255,904	251,155	2
Average deposits	254,336	255,265	253,372	251,307	252,488	—		1		254,798	251,002	2
Average deposits interest rate	0.38%	0.29%	0.30%	0.30%	0.31%	9	bps	7	bps	0.33%	0.33%	—
Net charge-off (recovery) rate	0.67	0.75	0.75	0.27	(0.06)	(8)		73		0.71	0.23	48	bps
30+ day performing delinquency rate	4.39	3.78	4.26	3.58	3.16	61		123		4.39	3.16	123
30+ day delinquency rate	4.81	4.13	4.66	3.88	3.40	68		141		4.81	3.40	141
Nonperforming loan rate(2)	0.54	0.46	0.50	0.42	0.35	8		19		0.54	0.35	19
Nonperforming asset rate(3)	0.60	0.52	0.56	0.47	0.40	8		20		0.60	0.40	20
Auto—At origination FICO scores:(9)
Greater than 660	52%	51%	50%	49%	48%	1%		4%		52%	48%	4%
621 - 660	20	20	20	20	20	—		—		20	20	—
620 or below	28	29	30	31	32	(1)		(4)		28	32	(4)
Total	100%	100%	100%	100%	100%					100%	100%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 12: Financial & Statistical Summary—Commercial Banking Business

						2022 Q2 vs.				Six Months Ended June 30,
	2022	2022	2021	2021	2021	2022		2021				2022 vs.
(Dollars in millions, except as noted)	Q2	Q1	Q4	Q3	Q2	Q1		Q2		2022	2021	2021
Commercial Banking
Earnings:
Net interest income	$635	$607	$595	$578	$460	5%		38%		$1,242	$980	27%
Non-interest income	272	277	345	306	257	(2)		6		549	497	10
Total net revenue(5)	907	884	940	884	717	3		26		1,791	1,477	21
Provision (benefit) for credit losses	222	8	(44)	(53)	(219)	**		**		230	(422)	**
Non-interest expense	485	488	520	459	417	(1)		16		973	836	16
Income from continuing operations before income taxes	200	388	464	478	519	(48)		(61)		588	1,063	(45)
Income tax provision	48	92	109	113	123	(48)		(61)		140	251	(44)
Income from continuing operations, net of tax	$152	$296	$355	$365	$396	(49)		(62)		$448	$812	(45)
Selected performance metrics:
Period-end loans held for investment	$93,973	$86,174	$84,922	$79,248	$73,821	9		27		$93,973	$73,821	27
Average loans held for investment	89,294	85,173	81,127	75,059	74,084	5		21		87,245	74,126	18
Average yield on loans held for investment(1)(5)	3.18%	2.66%	2.71%	2.77%	2.72%	52	bps	46	bps	2.92%	2.74%	18	bps
Period-end deposits	$38,844	$45,232	$44,809	$43,347	$42,973	(14)%		(10)%		$38,844	$42,973	(10)%
Average deposits	40,536	45,008	44,206	42,729	42,311	(10)		(4)		42,760	41,215	4
Average deposits interest rate	0.19%	0.12%	0.12%	0.15%	0.14%	70	bps	5	bps	0.15%	0.16%	(1)	bps
Net charge-off (recovery) rate	0.14	0.06	(0.02)	0.05	(0.11)	8		25		0.10	(0.01)	11
Nonperforming loan rate(2)	0.70	0.81	0.82	0.76	1.03	(11)		(33)		0.70	1.03	(33)
Nonperforming asset rate(3)	0.70	0.81	0.82	0.76	1.03	(11)		(33)		0.70	1.03	(33)
Risk category:(10)
Noncriticized	$88,349	$80,586	$79,014	$73,218	$67,481	10%		31%		$88,349	$67,481	31%
Criticized performing	4,969	4,893	5,209	5,429	5,581	2		(11)		4,969	5,581	(11)
Criticized nonperforming	655	695	699	601	759	(6)		(14)		655	759	(14)
Total commercial banking loans	$93,973	$86,174	$84,922	$79,248	$73,821	9		27		$93,973	$73,821	27
Risk category as a percentage of period-end loans held for investment:(10)
Noncriticized	94.01%	93.51%	93.05%	92.39%	91.41%	50	bps	260	bps	94.01%	91.41%	260	bps
Criticized performing	5.29	5.68	6.13	6.85	7.56	(39)		(227)		5.29	7.56	(227)
Criticized nonperforming	0.70	0.81	0.82	0.76	1.03	(11)		(33)		0.70	1.03	(33)
Total commercial banking loans	100.00%	100.00%	100.00%	100.00%	100.00%					100.00%	100.00%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 13: Financial & Statistical Summary—Other and Total

						2022 Q2 vs.		Six Months Ended June 30,
	2022	2022	2021	2021	2021	2022	2021			2022 vs.
(Dollars in millions)	Q2	Q1	Q4	Q3	Q2	Q1	Q2	2022	2021	2021
Other
Earnings:
Net interest loss	$(164)	$(162)	$(168)	$(201)	$(35)	1%	**	$(326)	$(135)	141%
Non-interest loss	(63)	(64)	(80)	(22)	(23)	(2)	174%	(127)	(142)	(11)
Total net loss(5)	(227)	(226)	(248)	(223)	(58)	—	**	(453)	(277)	64
Provision (benefit) for credit losses	1	(6)	—	—	—	**	**	(5)	(2)	150
Non-interest expense(11)	41	44	74	117	163	(7)	(75)	85	232	(63)
Loss from continuing operations before income taxes	(269)	(264)	(322)	(340)	(221)	2	22	(533)	(507)	5
Income tax benefit	(141)	(221)	(166)	(140)	(101)	(36)	40	(362)	(291)	24
Loss from continuing operations, net of tax	$(128)	$(43)	$(156)	$(200)	$(120)	198	7	$(171)	$(216)	(21)
Selected performance metrics:
Period-end deposits	$13,137	$9,838	$9,764	$10,204	$12,180	34	8	$13,137	$12,180	8
Average deposits	11,082	9,324	9,694	10,999	13,418	19	(17)	10,207	14,428	(29)
Total
Earnings:
Net interest income	$6,517	$6,397	$6,450	$6,156	$5,743	2%	13%	$12,914	$11,565	12%
Non-interest income	1,715	1,776	1,668	1,674	1,631	(3)	5	3,491	2,922	19
Total net revenue	8,232	8,173	8,118	7,830	7,374	1	12	16,405	14,487	13
Provision (benefit) for credit losses	1,085	677	381	(342)	(1,160)	60	**	1,762	(1,983)	**
Non-interest expense	4,583	4,551	4,678	4,186	3,966	1	16	9,134	7,706	19
Income from continuing operations before income taxes	2,564	2,945	3,059	3,986	4,568	(13)	(44)	5,509	8,764	(37)
Income tax provision	533	542	633	882	1,031	(2)	(48)	1,075	1,900	(43)
Income from continuing operations, net of tax	$2,031	$2,403	$2,426	$3,104	$3,537	(15)	(43)	$4,434	$6,864	(35)
Selected performance metrics:
Period-end loans held for investment	$296,384	$280,466	$277,340	$261,390	$249,597	6	19	$296,384	$249,597	19
Average loans held for investment	286,110	275,342	267,159	253,101	246,463	4	16	280,756	245,207	14
Period-end deposits	307,885	313,429	310,980	305,938	306,308	(2)	1	307,885	306,308	1
Average deposits	305,954	309,597	307,272	305,035	308,217	(1)	(1)	307,765	306,645	—

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 14: Notes to Net Interest Margin, Loan, Allowance and Business Segment Disclosures (Tables 6—13)

(1)Average yield is calculated based on annualized interest income for the period divided by average loans during the period. Annualized interest income does not include any allocations, such as funds transfer pricing. Average yield is calculated using whole dollar values for average balances and interest income/expense. Accordingly, total interest earning assets less total interest bearing liabilities may not total net interest income/spread.
(2)Nonperforming loan rates are calculated based on nonperforming loans for each category divided by period-end total loans held for investment for each respective category. For Commercial Banking, loans categorized as nonperforming are considered criticized nonperforming.
(3)Nonperforming assets consist of nonperforming loans, repossessed assets and other foreclosed assets. The total nonperforming asset rate is calculated based on total nonperforming assets divided by the combined period-end total loans held for investment, repossessed assets and other foreclosed assets.
(4)Primarily represents foreign currency translation adjustments.
(5)Some of our commercial investments generate tax-exempt income, tax credits or other tax benefits. Accordingly, we present our Commercial Banking revenue and yields on a taxable-equivalent basis, calculated using the federal statutory tax rate of 21% and state taxes where applicable, with offsetting reductions to the Other category.
(6)Total net revenue margin is calculated based on total net revenue for the period divided by average loans outstanding during the period.
(7)Purchase volume consists of purchase transactions, net of returns, for the period, and excludes cash advance and balance transfer transactions.
(8)Percentages represent period-end loans held for investment in each credit score category. Domestic Card credit scores generally represent FICO scores. These scores are obtained from one of the major credit bureaus at origination and are refreshed monthly thereafter. We approximate non-FICO credit scores to comparable FICO scores for consistency purposes. Balances for which no credit score is available or the credit score is invalid are included in the 660 or below category.
(9)Percentages represent period-end loans held for investment in each credit score category. Auto credit scores generally represent average FICO scores obtained from three credit bureaus at the time of application and are not refreshed thereafter. Balances for which no credit score is available or the credit score is invalid are included in the 620 or below category.
(10)Criticized exposures correspond to the “Special Mention,” “Substandard” and “Doubtful” asset categories defined by bank regulatory authorities.
(11)Includes charges incurred as a result of restructuring activities.
**    Not meaningful.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures(1)

	Basel III Standardized Approach
(Dollars in millions, except as noted)	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Regulatory Capital Metrics
Common equity excluding AOCI	$57,278	$57,390	$58,206	$58,705	$58,969
Adjustments:
AOCI, net of tax(2)	(72)	(20)	(23)	(33)	(5)
Goodwill, net of related deferred tax liabilities	(14,548)	(14,559)	(14,562)	(14,435)	(14,440)
Intangible assets, net of related deferred tax liabilities	(80)	(94)	(108)	(84)	(76)
Other	(15)	(16)	(12)	(15)	(16)
Common equity Tier 1 capital	$42,563	$42,701	$43,501	$44,138	$44,432
Tier 1 capital	$47,408	$47,547	$48,346	$50,049	$50,920
Total capital(3)	55,104	55,059	56,089	57,851	57,932
Risk-weighted assets	352,064	336,739	332,673	318,729	307,334
Adjusted average assets(4)	427,446	418,957	415,141	411,216	411,032
Capital Ratios
Common equity Tier 1 capital(5)	12.1%	12.7%	13.1%	13.8%	14.5%
Tier 1 capital(6)	13.5	14.1	14.5	15.7	16.6
Total capital(7)	15.7	16.4	16.9	18.2	18.8
Tier 1 leverage(4)	11.1	11.3	11.6	12.2	12.4
Tangible common equity (“TCE”)(8)	7.9	8.7	9.9	10.4	10.6

Reconciliation of Non-GAAP Measures

The following non-GAAP measures consist of our adjusted results that we believe help investors and users of our financial information understand the effect of adjusting items on our selected reported results. These adjusted results provide alternate measurements of our operating performance, both for the current period and trends across multiple periods. The following tables present reconciliations of these non-GAAP measures to the applicable amounts measured in accordance with GAAP.

2022	2022	2021	2021	2021	Six Months Ended June 30,
(Dollars in millions, except per share data and as noted)	Q2	Q1	Q4	Q3	Q2	2022	2021
Adjusted diluted earnings per share (“EPS”):
Net income available to common stockholders (GAAP)	$1,949	$2,318	$2,296	$2,987	$3,446	$4,267	$6,682
Legal reserve activity, including insurance recoveries	—	—	—	45	55	—	55
Adjusted net income available to common stockholders before income tax impacts (non-GAAP)	1,949	2,318	2,296	3,032	3,501	4,267	6,737
Income tax impacts	—	—	—	(11)	(13)	—	(13)
Adjusted net income available to common stockholders (non-GAAP)	$1,949	$2,318	$2,296	$3,021	$3,488	$4,267	$6,724

Diluted weighted-average common shares outstanding (in millions) (GAAP)	392.6	412.2	424.3	440.5	452.3	402.3	456.2

Diluted EPS (GAAP)	$4.96	$5.62	$5.41	$6.78	$7.62	$10.61	$14.65
Impact of adjustments noted above	—	—	—	0.08	0.09	—	0.09
Adjusted diluted EPS (non-GAAP)	$4.96	$5.62	$5.41	$6.86	$7.71	$10.61	$14.74

Adjusted efficiency ratio:
Non-interest expense (GAAP)	$4,583	$4,551	$4,678	$4,186	$3,966	$9,134	$7,706
Legal reserve activity, including insurance recoveries	—	—	—	(45)	(55)	—	(55)
Adjusted non-interest expense (non-GAAP)	$4,583	$4,551	$4,678	$4,141	$3,911	$9,134	$7,651

Total net revenue (GAAP)	$8,232	$8,173	$8,118	$7,830	$7,374	$16,405	$14,487

Efficiency ratio (GAAP)	55.67%	55.68%	57.63%	53.46%	53.78%	55.68%	53.19%
Impact of adjustments noted above	—	—	—	(57)	bps	(74)	bps	—	(38)	bps
Adjusted efficiency ratio (non-GAAP)	55.67%	55.68%	57.63%	52.89%	53.04%	55.68%	52.81%

Adjusted operating efficiency ratio:
Operating expense (GAAP)	$3,580	$3,633	$3,679	$3,435	$3,346	$7,213	$6,585
Legal reserve activity, including insurance recoveries	—	—	—	(45)	(55)	—	(55)
Adjusted operating expense (non-GAAP)	$3,580	$3,633	$3,679	$3,390	$3,291	$7,213	$6,530

Total net revenue (GAAP)	$8,232	$8,173	$8,118	$7,830	$7,374	$16,405	$14,487

Operating efficiency ratio (GAAP)	43.49%	44.45%	45.32%	43.87%	45.38%	43.97%	45.45%
Impact of adjustments noted above	—	—	—	(57)	bps	(75)	bps	—	(38)	bps
Adjusted operating efficiency ratio (non-GAAP)	43.49%	44.45%	45.32%	43.30%	44.63%	43.97%	45.07%

Reconciliation of Non-GAAP Measures

The following non-GAAP measures consist of TCE, tangible assets and metrics computed using these amounts, which include tangible book value per common share, return on average tangible assets, return on average TCE and TCE ratio. We consider these metrics to be key financial performance measures that management uses in assessing capital adequacy and the level of returns generated. While our non-GAAP measures are widely used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies, they may not be comparable to similarly-titled measures reported by other companies. The following tables present reconciliations of these non-GAAP measures to the applicable amounts measured in accordance with GAAP.

	2022	2022	2021	2021	2021
(Dollars in millions)	Q2	Q1	Q4	Q3	Q2
Tangible Common Equity (Period-End)
Stockholders’ equity	$53,410	$56,345	$61,029	$63,544	$64,624
Goodwill and intangible assets(9)	(14,850)	(14,883)	(14,907)	(14,766)	(14,774)
Noncumulative perpetual preferred stock	(4,845)	(4,845)	(4,845)	(5,912)	(6,488)
Tangible common equity	$33,715	$36,617	$41,277	$42,866	$43,362
Tangible Common Equity (Average)
Stockholders’ equity	$54,165	$59,437	$62,498	$64,682	$62,376
Goodwill and intangible assets(9)	(14,875)	(14,904)	(14,847)	(14,777)	(14,788)
Noncumulative perpetual preferred stock	(4,845)	(4,845)	(5,552)	(6,452)	(5,491)
Tangible common equity	$34,445	$39,688	$42,099	$43,453	$42,097
Tangible Assets (Period-End)
Total assets	$440,288	$434,195	$432,381	$425,377	$423,420
Goodwill and intangible assets(9)	(14,850)	(14,883)	(14,907)	(14,766)	(14,774)
Tangible assets	$425,438	$419,312	$417,474	$410,611	$408,646
Tangible Assets (Average)
Total assets	$435,327	$430,372	$427,845	$424,506	$424,099
Goodwill and intangible assets(9)	(14,875)	(14,904)	(14,847)	(14,777)	(14,788)
Tangible assets	$420,452	$415,468	$412,998	$409,729	$409,311
__________
(1)Regulatory capital metrics and capital ratios as of June 30, 2022 are preliminary and therefore subject to change.
(2)Excludes certain components of AOCI as permitted under the Tailoring Rules.
(3)Total capital equals the sum of Tier 1 capital and Tier 2 capital.
(4)Adjusted average assets for the purpose of calculating our Tier 1 leverage ratio represents total average assets adjusted for amounts that are deducted from Tier 1 capital, predominately goodwill and intangible assets. Tier 1 leverage ratio is a regulatory capital measure calculated based on Tier 1 capital divided by adjusted average assets.
(5)Common equity Tier 1 capital ratio is a regulatory capital measure calculated based on common equity Tier 1 capital divided by risk-weighted assets.
(6)Tier 1 capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighted assets.
(7)Total capital ratio is a regulatory capital measure calculated based on total capital divided by risk-weighted assets.
(8)TCE ratio is a non-GAAP measure calculated based on TCE divided by tangible assets.
(9)Includes impact of related deferred taxes.